Exhibit 10.26

HSKB FUNDS, LLC
SUBSCRIPTION AGREEMENT

HSKB Funds, LLC
805 Broadway Street, 9th Floor
Vancouver, Washington 98660
Ladies and Gentlemen:
This subscription agreement (together with all the parts and schedules included or attached hereto, the “Subscription Agreement”) is made as of _______________, between HSKB Funds, LLC, a limited liability company organized under the laws of the State of Delaware (the “Company”), and the undersigned individual who is proposing to become a member of the Company on the terms and conditions set forth in (a) this Subscription Agreement, and (b) the Limited Liability Company Agreement of HSKB Funds, LLC, dated February 12, 2016 (as amended from time to time, the “LLC Agreement”), a copy of which has been furnished to the undersigned. Capitalized terms used but not defined in this Subscription Agreement have the respective meanings assigned to them in the LLC Agreement.
In connection with the issuance of Common Units (the “Common Units”) of the Company to the undersigned, the undersigned hereby agrees, confirms and certifies as follows:
1.    The undersigned hereby irrevocably subscribes for the number of Common Units set forth below on the terms provided for herein and subject to the terms of the LLC Agreement.
Total number of Common Units subscribed for: __________________
Notwithstanding anything to the contrary set forth herein, the Common Units to be issued to the undersigned as set forth herein shall become vested only upon the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any third party or group of third parties acting in concert of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of more than 90% (on a fully diluted basis) of the membership interests in DiscoverOrg Holdings, LLC, a Delaware limited liability company (“DiscoverOrg Holdings”), in exchange for cash consideration, or the sale, transfer or other disposition by DiscoverOrg Holdings or its subsidiaries of all or substantially all (as defined under Delaware law) of their assets on a consolidated basis to a third party or a group of third parties acting in concert, in exchange for cash consideration. Until such time, the Common Units issued to the undersigned shall constitute Unvested Units.
2.    The undersigned understands this subscription shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by a duly authorized person by or on behalf of the Company. If the Company gives notice to the undersigned that this subscription is rejected in full, this Subscription Agreement shall thereafter have no force or effect except as set forth in Section 6 hereof. Prior to executing this subscription, the undersigned should read the LLC

Agreement and the summary regarding the issuance of Common Units, risk factors, and any other disclosure materials provided by the Company.
3.    The undersigned represents and warrants that (i) the undersigned is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”), as set out in the Investor Questionnaire attached hereto, or, in the event the undersigned is not an accredited investor, the undersigned, either alone or together with its legal, tax, accounting and financial advisers, has sufficient knowledge and experience in financial and business matters to make the undersigned capable of evaluating the merits and risks of an investment in the Common Units, (ii) the undersigned is acquiring the Common Units directly from the Company for the undersigned’s account (and not for the account of others) for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, (iii) the undersigned understands that there is no established market for the Common Units and that no public market for the Common Units may develop and that no U.S. federal or state agency has passed upon the Common Units, or made any findings or determination as to the fairness of an investment in the Common Units, (iv) the undersigned understands that the Common Units were issued in a transaction not involving any public offering within the United States within the meaning of the Securities Act and the Common Units have not been registered under the Securities Act or the securities laws of any jurisdiction, (v) the undersigned is aware of the restrictions relating to ownership and transfer contained in the LLC Agreement and under U.S. federal and state securities laws, (vi) the undersigned is aware that the Common Units may not be transferred except in accordance with Article IX (Restrictions on Transfer of Units) of the LLC Agreement, (vii) the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Units and (viii) the undersigned may be required to bear the economic risk of its investment in the Common Units for an unlimited time. The undersigned further acknowledges and agrees that the Company did not make any representations, declarations or warranties to the undersigned regarding the Common Units, the Company, the Company’s affiliates or the Company’s offering of the Common Units.
4.    The undersigned has received such information as the undersigned deems necessary in order to make an investment decision with respect to the Common Units. The undersigned acknowledges that the undersigned and its professional advisor(s), if any, have the right to ask questions of and receive answers from the Company and its representatives, and to obtain such information concerning the Company and the terms and conditions of the Common Units as the undersigned and any professional advisor(s), if any, deem necessary to verify the accuracy of any information that the undersigned and any professional advisor(s), if any, deem relevant to making an investment decision with respect to the Common Units. The undersigned acknowledges and agrees that: (i) the Company has only recently been formed and has no financial or operating history; (ii) there are substantial risks incident to an investment in the Common Units, as summarized in the risk factors provided by the Company; (iii) neither the Company, its manager nor any of their affiliates has acted as or is an agent or employee of or has advised the undersigned in connection with the investment in the Company by the undersigned; and (iv) no federal, state, local or foreign agency has passed upon the Common Units or made any finding or determination as to the fairness of this investment. In considering a subscription for Common Units, the undersigned has evaluated for itself the risks and merits of such investment, and is able to bear the economic risk of such investment, and in addition has not relied upon any representations made by, or other information (whether oral or written) furnished by or on behalf of, the Company, its manager, or any director, officer, member, manager, employee, agent or affiliate of such persons, other than as set forth in the written disclosure materials provided to the undersigned in connection with this investment. The undersigned has carefully considered and has, to the extent it believes necessary, discussed with its own legal, tax, accounting and financial advisers the suitability of an investment in the Company in light of his or her particular tax and financial situation, and has determined that the Common Units being subscribed for hereunder is a suitable investment for the undersigned.
5.    The undersigned represents and warrants that the execution, delivery and performance by the undersigned of this Subscription Agreement are within the powers of the undersigned, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the undersigned is a party or by which the undersigned is bound. The signature on this Subscription Agreement is genuine, and the signatory has legal competence and capacity to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms.
6.    The undersigned agrees to indemnify and hold harmless the Company, its members, managers and each other person, if any, who controls or is controlled by the Company, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever (including, without limitation, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon (i) any false, misleading or incomplete representation, declaration or warranty (including, without limitation, any representation regarding the undersigned’s suitability to invest in the Common Units) or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned in this Subscription Agreement or in any other document furnished by the undersigned to any of the foregoing in connection with the transaction contemplated herein or (ii) any action for securities law violations by the undersigned.
7.    Effective as of the date that this Subscription Agreement is executed, the undersigned hereby irrevocably appoints HLS Management, LLC (for purposes of this Section 7, the “Agent”) as the undersigned’s attorney-in-fact and proxy of the undersigned, with full power of substitution, to execute the LLC Agreement (as currently in effect) and all or any other instruments of transfer in the Agent’s reasonable discretion in relation to the Common Units, and to do all such other acts and things as may in the opinion of the Agent be necessary or expedient for the purpose of, or in connection with, the undersigned’s acquisition of the Common Units. The foregoing proxy and power, which may be exercised by the Agent or its designees acting alone, shall be deemed to be coupled with an interest in favor of the Agent and shall be irrevocable and survive and not be affected by the undersigned’s subsequent death, incapacity, disability, insolvency or dissolution or any delivery by the undersigned of an assignment of the whole or any portion of the Common Units acquired hereby.

8.    The undersigned understands and acknowledges that neither this Subscription Agreement nor any rights that may accrue to the undersigned hereunder may be transferred or assigned.
9.    If the undersigned is a “U.S. person” for U.S. federal income tax purposes, the undersigned has completed, signed, dated and returned to the Company an Internal Revenue Service (“IRS”) Form W-9 “Request for Taxpayer Identification Number and Certification” in accordance with the instructions accompanying such form. If the undersigned is not a “U.S. person” for U.S. federal income tax purposes, the undersigned has completed, signed, dated and returned to the Company an (i) IRS Form W-8BEN “Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding,” (ii) IRS Form W-8ECI “Certificate of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States,” (iii) IRS Form W-8EXP “Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding” or (iv) IRS Form W-8IMY “Certificate of Foreign Intermediary, Foreign Partnership, or Certain U.S. Branches for United States Tax Withholding,” as applicable, in accordance with the instructions accompanying the appropriate IRS Form.
10.    The undersigned agrees to provide, and periodically update, at any time requested by the Company, any information the Company deems necessary to comply with any requirement imposed by Code Sections 1471 – 1474 and the Treasury Regulations and other guidance issued thereunder, and take any other actions required by such provisions, in order to reduce or eliminate withholding taxes. The undersigned agrees to promptly notify the Company of any changes in the information described above. The undersigned acknowledges that if it fails to comply with the above requirements on a timely basis, it may be subject to a 30% U.S. federal withholding tax on (1) U.S. source dividends, interest and certain other income and (2) gross proceeds from the sale or other disposition of U.S. stocks, debt instruments and certain other assets.
11.    The undersigned agrees to provide, and periodically update, at any time requested by the Company, any information the Company deems necessary to assist the Company in establishing that the Common Units constitute profits interests (within the meaning of IRS Revenue Procedure 93-27).
12.    If the undersigned is an affiliate of the Company or, by virtue of the Common Units subscribed for hereby, would own 20% or more of the aggregate Common Units of the Company as of the date of the acquisition of the undersigned’s Common Units, the undersigned represents and certifies that, after due inquiry, for purposes of Rule 506(d) and Rule 506(e) of the Securities Act (collectively, the “Bad Actor Rule”), the undersigned is not subject to any disqualifying event, including, without limitation, any conviction, order, judgment, decree, suspension, expulsion or bar described in the Bad Actor Rule, whether such event occurred or was issued before, on or after September 23, 2013, and the undersigned agrees to notify the Company immediately upon becoming aware that the foregoing is not, or is no longer, complete and accurate in every material respect. If the undersigned believes that it may acquire 20% or more of the aggregate Common Units, the undersigned should contact the Company. The Company may require additional information from the undersigned to satisfy its due diligence obligations under the Bad Actor Rule.

13.    The undersigned understands, acknowledges and agrees with the Company as follows: (i) the information contained in this Subscription Agreement, the LLC Agreement and the disclosure materials delivered in connection herewith is confidential and non-public, and all such information shall be kept in confidence and shall not be disclosed to any third person or other employee of DiscoverOrg LLC, a Delaware limited liability company (“DiscoverOrg”) (other than the undersigned’s advisers or representatives) for any reason, except to the extent required by applicable law or administrative or judicial process; provided, that this obligation shall not apply to any such information that (a) is part of the public knowledge or literature and readily accessible at the date hereof, (b) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (c) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations entered into with the Company or DiscoverOrg); and (ii) the undersigned agrees to provide promptly such information and execute and deliver such documents as may be necessary to comply with any and all laws and regulations to which the Company may be subject and ensure the accuracy of the undersigned’s representations and warranties herein.
14.    The undersigned acknowledges that the Company and others will rely on the certifications, acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. The undersigned agrees to promptly notify the Company of any change in the certifications, acknowledgments, understandings, agreements, representations and warranties set forth herein. The undersigned agrees that each acquisition by the undersigned of securities of the Company from or through the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the undersigned as of the time of such acquisition.
15.    If any provision of this Subscription Agreement is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provision hereof, and to this extent the provisions hereof, shall be severable.
16.    This Subscription Agreement shall be binding upon the undersigned and the heirs, personal representatives, successors and assigns of the undersigned. This Subscription Agreement, the LLC Agreement and the other agreements or documents referred to herein or in the LLC Agreement contain the entire agreement of the parties with respect to the subject matter hereof. There are no representations, warranties, covenants or other agreements with respect to the subject matter hereof except as stated or referred to herein, the LLC Agreement and in such other agreements or documents. Failure of the Company to exercise any right or remedy under this Subscription Agreement, the LLC Agreement or any other agreement between the Company and the undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. This Subscription Agreement may be executed in counterparts with the same effect as if the parties executing the counterparts had all executed one counterpart. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

17.    THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

NOTE:	YOU MUST COMPLETE AND SIGN THE INVESTOR QUESTIONNAIRE ATTACHED HERETO.

IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be executed as of the date first set forth above.
Signature of Investor:

_______________________________

Print Name of Investor(s):

_______________________________

State of Investor’s residence:

_______________________________

Exact name in which Common Units are to be registered (if different than above):

E-mail Address:

Mailing Address:

Telephone Number:

Facsimile Number:

SIGNATURE PAGE TO
LIMITED LIABILITY COMPANY AGREEMENT
OF
HSKB FUNDS, LLC

Dated as of February 12, 2016

Reference is hereby made to the Limited Liability Company Agreement of HSKB Funds, LLC, dated February 12, 2016, as amended from time to time (the “LLC Agreement”). Pursuant to and in accordance with Section 3.6(c) of the LLC Agreement, the undersigned hereby acknowledges that it has received and reviewed a complete copy of the LLC Agreement and agrees that upon execution of this signature page, such person shall become a party to the LLC Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the LLC Agreement as though an original party thereto and shall be deemed, and is hereby admitted as, a Management Member for all purposes thereof and entitled to all the rights incidental thereto.
Capitalized terms used herein without definition shall have the meanings ascribed thereto in the LLC Agreement.

MEMBER:

Name of Member (Please type or print)

Signature of Member

B.    ACCREDITED INVESTOR STATUS
(Please check the applicable subparagraphs, if any):

1.
☐    I am a natural person and have a net worth, either alone or with my spouse, of more than $1,000,000 (excluding the value of my primary residence and any debt secured by my primary residence other than (1) debt secured by my primary residence that exceeds the fair market value of my primary residence, or (2) debt secured by my primary residence that I have borrowed within the past 60 days not for the purpose of purchasing my primary residence).

2.
☐    I am a natural person and had income in excess of $200,000 during each of the previous two years and reasonably expect to have income in excess of $200,000 during the current year, or joint income with my spouse in excess of $300,000 during each of the previous two years and reasonably expect to have joint income in excess of $300,000 during the current year.

ACCEPTED AND AGREED, as of the date first set forth above:

HSKB Funds, LLC

By:	HLS Management, LLC

By:
Henry L. Schuck, Member